Exhibit 10.8

Execution Version

LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT

December 10, 2020

Via email

Neos Therapeutics, Inc.
2940 N. Hwy 360, Suite 400
Grand Prairie, Texas 75050
Attention: Richard Eisenstadt
Email: reisenstadt@neostx.com

RE:	Loan and Security Agreement (as amended, restated or otherwise modified, the "Loan Agreement") dated as of October 2, 2019, by and among NEOS THERAPEUTICS, INC., a Delaware corporation ("Company"), NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company ("NT Brands"), NEOS THERAPEUTICS, LP, a Texas limited partnership ("NT LP"; together with Company and NT Brands, each a "Borrower" and collectively the "Borrowers"), NEOS THERAPEUTICS COMMERCIAL, LLC, a Delaware limited liability company ("NT Commercial"), and PHARMAFAB TEXAS, LLC, a Texas limited liability company ("NT PharmaFab" together with NT Commercial each a Loan Party Obligor and collectively, the “Loan Party Obligors”), the Lenders party hereto from time to time and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, "Agent").

Ladies & Gentlemen:

Capitalized terms used in this Limited Waiver to Loan and Security Agreement (this "Waiver") but not defined herein shall have the meanings assigned to them in the Loan Agreement. This Waiver is a Loan Document.

Subject to the terms and conditions set forth below, Agent hereby irrevocably waives all breaches, Defaults and Events of Default under Section 7.15(a) of the Loan Agreement solely to the extent resulting from the inclusion of a "going concern" qualification in the audited financial statements of the Borrowers and Loan Party Obligors on a consolidated basis for the fiscal year ending December 31, 2020. The waiver in the preceding sentence shall terminate and be of no further force and effect upon the termination of that certain Commitment Letter dated as of the date hereof by and among Borrower Representative, Aytu Biosciences, Inc., Agent and sole Lender (the "Encina Commitment Letter") in accordance with its terms.

The foregoing is a limited waiver and, except as expressly set forth in this Waiver, the foregoing limited waiver shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or (b) a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, thereunder.

Each Loan Party Obligor hereby represents, warrants and covenants to Agent that:

a.	Each Loan Party Obligor is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party Obligor (i) has full power and authority (and all governmental licenses, authorizations, permits (including all Health Care Permits and other Permits), consents and approvals) to (A) own its properties and conduct its business and (B) to (x) enter into, and perform its obligations under, this Waiver and the other Loan Documents and (y) consummate the transactions contemplated under this Waiver and the other Loan Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;

b.	The execution, delivery and performance of this Waiver and the other Loan Documents, in each case, have been duly authorized by each Loan Party Obligor, and no further consent or authorization is required by any Loan Party Obligor, any Loan Party Obligor’s board of directors (or other equivalent governing body) or the holders of any Loan Party Obligor’s Stock;

c.	Immediately after giving effect to this Waiver, the representations and warranties of the Loan Party Obligors contained in the Loan Documents shall, in each case, be true, correct and complete in all material respects (without duplication of any materiality provision contained therein) on and as of the date hereof (or any earlier date with respect to which any such representation or warranty relates); and

d.	Immediately after giving effect to this Waiver (including Section 2 hereof), no Default or Event of Default shall have occurred and be continuing.

This Waiver may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

This Waiver is made solely for the benefit of Borrowers and Loan Party Obligors and no other Person may rely on or have shall have any right, benefit or interest under or because of this Waiver.

Each Borrower and each other Loan Party Obligor hereby reaffirms its obligations under each Loan Document to which it is a party, as each may have been amended on or prior to the date hereof (the "Reaffirmed Agreements"). Each Borrower and each other Loan Party Obligor hereby further agrees that each Reaffirmed Agreement to which it is a party shall remain in full force and effect following the execution and delivery of this Waiver and that all references in any of the Reaffirmed Agreements to which it is a party to the "Loan Agreement" shall be deemed to refer to the Loan Agreement, as supplemented by this Waiver and as amended or modified from time to time hereafter. Except as expressly set forth herein, each of the Reaffirmed Agreements shall remain unmodified and in full force and effect.

Each Borrower and each other Loan Party Obligor on behalf of itself and its successors, assigns, heirs and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender and any and all Participants and Affiliates, and their respective successors and assigns, and their respective directors, members, managers, officers, employees, attorneys and agents, including without limitation each Agent-Related Person, and any other Person affiliated with or representing Agent or any Lender (collectively, the "Released Parties") of and from any and all liability, including all actual or potential claims, demands or causes of action of any kind, nature or description whatsoever, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise, which any Borrower or any Loan Party or any of their successors, assigns or other legal representatives has had, now has or has made claim to have against any of the Released Parties for or by reason of any act, omission, matter, cause or thing whatsoever, including any liability arising from acts or omissions pertaining to the transactions contemplated by this Waiver, whether based on errors of judgment or mistake of law or fact, from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or known or unknown.

Each Borrower and each other Loan Party Obligor expressly acknowledges and agrees that Section 10.3 (Indemnity) and Section 15.7 (Expenses, Fee and Cost Reimbursement) of the Loan Agreement apply to this letter agreement and the transactions contemplated hereby.

THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS WAIVER WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[signature pages follow]

Encina Business Credit, LLC,
as Agent

By:	/s/ John D. Whetstone
Name:	John D. Whetstone
Title:	EVP

Encina Business Credit SPV, LLC,
as sole Lender

By:	/s/ John D. Whetstone
Name:	John D. Whetstone
Title:	EVP

Signature Page to Limited Waiver

AGREED TO :

Borrowers:

NEOS THERAPEUTICS, INC.

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

NEOS THERAPEUTICS BRANDS, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

NEOS THERAPEUTICS, LP

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

Loan Party Obligors:

NEOS THERAPEUTICS COMMERCIAL, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

NEOS THERAPEUTICS, LP

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

Signature Page to Limited Waiver

PHARMAFAB TEXAS, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Its:	Chief Financial Officer

Signature Page to Limited Waiver